UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) October 24 , 2006 (October 23, 2006)
Commercial Metals Company
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

1-4304	75-0725338

(Commission File Number)	(IRS Employer Identification No.)

6565 N. MacArthur Blvd.
Irving, Texas	75039

(Address of Principal Executive Offices)	(Zip Code)
(214) 689-4300
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     Approval of Annual Cash Incentive Bonuses and Long-Term Cash Incentive Plan Payouts for Certain Named Executive Officers
     On October 23, 2006 the Compensation Committee of the Board of Directors of Commercial Metals Company (the “Company”) approved annual cash incentive bonuses attributable to fiscal year ended August 31, 2006 for the Company’s Chief Executive Officer and other executive officers including those listed below who were either named in the executive compensation disclosures in the Company’s proxy statement for the meeting held January 26, 2006, or anticipated to be named in such disclosure in the Company’s proxy statement for the annual meeting of stockholders to be held January 25, 2007. In addition, based on the Company’s financial results over the three year performance period ended August 31, 2006, each of the individuals named below will receive a cash payment under the Company’s Key Employee Long-Term Performance Cash Incentive Plan which represents the maximum payout of 150% of the target amount established for each individual at the beginning of fiscal year 2004.

Recipient	Annual Cash Bonus	Long-Term Cash Payout
Stanley A. Rabin	$2,340,000	$660,000
Chairman

Murray R. McClean	$1,425,000	$240,000
President and Chief Executive Officer

Russell B. Rinn	$850,000	$225,000
Vice President — CMC Steel Group Chief Executive Officer

Hanns Zoellner	$884,000	$168,000
Vice President — CMC Marketing and Distribution Segment President

William B. Larson	$826,000	$171,000
Vice President & Chief Financial Officer
Mr. Zoellner, who resides in and works from the offices of a subsidiary of the Company headquartered in Switzerland, is paid in Swiss Francs and his earnings as reported reflect approximate currency exchange values which will fluctuate.
Item 2.02 Results of Operations and Financial Conditions.
     On October 24, 2006, the Company issued a press release (the “Press Release”) announcing its financial results for the fiscal year ended August 31, 2006. A copy of the Press Release is attached hereto as Exhibit 99.1. The Press Release is incorporated by reference into this Item 2.02, and the foregoing description of the Press Release is qualified in its entirety by reference to this exhibit.
     The Press Release contains “non-GAAP financial measures” as defined in Item 10 of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In the Press Release, the Company has provided reconciliations of the non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles in the United States.
     The information in this Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits

The following exhibit is furnished with this Form 8-K.
99.1	Press Release dated October 24, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCIAL METALS COMPANY
Date: October 24, 2006
	By:	/s/ William B. Larson

Name: William B. Larson
Title: Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release dated October 24, 2006.